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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) December 23, 1996
                                                          -----------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      450 East Las Olas Boulevard
               Suite 1200
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------

                                    N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

On December 23, 1996, Republic Industries, Inc. (the "Registrant") announced its intention to acquire Ed Mullinax, Inc. and its subsidiaries (collectively, "Mullinax") in a merger transaction (the "Merger"). It is contemplated that the Registrant will issue shares of its common stock, $0.01 par value having a value of approximately $100 million in connection with the Merger.

Consummation of the Merger is subject to customary conditions, including receipt of regulatory approvals.

The descriptions contained herein of the Merger are qualified in their entirety by reference to the Press Release, dated December 23, 1996, attached hereto as
Exhibit 99, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits.

                The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                           Michael S. Karsner
                                           Senior Vice President
                                           and Chief Financial Officer

Date:  December 31, 1996
       ------------------
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------
        1.      None

        2.      None

        4.      None

        16.     None

        17.     None

        21.     None

        23.     None

        24.     None

        27.     None

        99.     Press Release, dated December 23, 1996.